FOR IMMEDIATE RELEASE

COMPANY CONTACT:
Jennifer Carberry
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com
WWW.NYFIX.COM

               NYFIX TO BEGIN TRADING UNDER SYMBOL NYFXE ON NASDAQ

STAMFORD,  CONN., APRIL 6, 2005  /PRNEWSWIRE-FIRSTCALL/  -- NYFIX, INC. (NASDAQ:
NYFX),  a leader in technology  solutions for the financial  marketplace,  today announced  that its  common  stock  will begin  trading  under the symbol  NYFXE effective  Thursday,  April 7, 2005.  The  addition of the "E" to the  Company's trading symbol indicates that the Company has not timely filed its Annual Report on Form 10-K for the year ended  December 31, 2004, as  previously  announced by the Company.

Based on the delay in the filing of the Company's Form 10-K, NASDAQ notified the
Company on April 5, 2005 that the Company is not in  compliance  with the NASDAQ listing  requirements  (Marketplace  Rule  4310(c)(14)).  In accordance with the notification and NASDAQ  Marketplace Rules that outline the standard  procedures to obtain a hearing in these  circumstances,  the  Company  intends to  request, within  seven  days of the  notification,  a  hearing  with the  NASDAQ  Listing
Qualifications  Panel for continued  listing on the NASDAQ National Market.  The
Company  expects  to be  granted a  hearing  within  three to four  weeks of its request,  during which time the Company's common stock will remain listed on the
NASDAQ  National  Market.  There can be no  assurance  the Panel  will grant the
Company's request for continued listing.

As  previously  announced,  the  delay  is a  result  of the  Company's  ongoing discussions with the Securities and Exchange Commission regarding its accounting for previously issued stock options.  The Company expects to restate its audited financial  statements for the years ended December 31, 2003 and 2002 included in its 2004  Annual  Report  on Form  10-K and is  evaluating  whether  it needs to restate its unaudited  results for each of the first three quarters of 2004. The
Company is also reviewing the impact of such accounting changes on the Company's historical  accounting of its deferred tax assets.  Inasmuch as the  adjustments primarily  relate to non-cash  items,  the  resulting  restatement  will have no material  effect on the  Company's  current  cash  position  or cash  flows from operations.

The Company is working  expeditiously to resolve the outstanding  items and file its 2004 Annual Report on Form 10-K as soon as possible.

ABOUT NYFIX, INC.

NYFIX,  INC.  is an  established  provider  to the  domestic  and  international financial  markets  of  trading  workstations,  middle-office  trade  automation technologies and trade communication  technologies.  Our NYFIX Network is one of the industry's  largest networks,  connecting  broker-dealers,  institutions and exchanges.  In addition to our headquarters in Stamford, we have offices on Wall
Street in New York City, in London's Financial District,  in Chicago, and in San
Francisco.  We operate redundant data centers in the northeastern  United States with additional data center hubs in London,  Amsterdam, Hong Kong and Tokyo. For more information, please visit www.nyfix.com and www.javtech.com.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors  created  thereby.  Investors are cautioned that all forward-looking  statements  involve risks and  uncertainty,  including  without limitation,  the  ability of the  Company to market and  develop  its  products.
Although   the   Company   believes   that  the   assumptions   underlying   the

forward-looking   statements  contained  herein  are  reasonable,   any  of  the
assumptions could be inaccurate,  and therefore,  there can be no assurance that the  forward-looking  statements included in this press release will prove to be
accurate.   In  light  of  the   significant   uncertainties   inherent  in  the
forward-looking  statements  included herein,  the inclusion of such information should not be regarded as a  representation  by the Company or any other  person that the objectives and plans of the Company will be achieved.